UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 3, 2006
ALLIANCE SEMICONDUCTOR CORPORATION
(Exact name of registrant as specified in its charter)
000-22594
(Commission File Number)

Delaware (State or other jurisdiction of incorporation)	77-0057842 (I.R.S. Employer Identification No.)
2575 Augustine Drive
Santa Clara, California 95054-2914
(Address of principal executive offices, with zip code)
(408) 855-4900
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.
On May 8, 2006, Alliance Semiconductor Corporation (“Alliance”) and its subsidiary Chip Engines (India) Private Limited (“Alliance India”) completed the sale of substantially all of the assets and certain of the liabilities owned by Alliance and Alliance India relating to Alliance’s Systems Solutions business unit for $5.8 million in cash. The sale was made pursuant to an asset purchase agreement dated April 18, 2006 with Tundra Semiconductor Corporation and its affiliates Tundra Acquisition Corporation, Inc. and Tundra Semiconductor (India) Private Limited. The assets sold include intellectual property, information technology, equipment, goodwill, inventories and certain contracts.
Item 8.01 Other Events
On May 3, 2006, Alliance Semiconductor Corporation, in its capacity as the only limited partner, took action to replace the general partner of each of the following investment oriented limited partnerships, designating ALSC Venture Management LLC as the new general partner: Alliance Ventures I, L.P., Alliance Ventures II, L.P., Alliance Ventures III, L.P., Alliance Ventures IV, L.P. and Alliance Ventures V, L.P. Alliance has reached an agreement in principle with Mr. V. R. Ranganath whereby Mr. Ranganath, who was previously involved in the management of the former general partner of such limited partnerships, will continue to participate in managing the partnerships through ALSC Venture Management, LLC.
Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits.
Press Release

Exhibit No.	Description

2.1	Asset Purchase Agreement dated April 18, 2006 by and among Alliance Semiconductor Corporation, Chip Engines (India) Private Limited, Tundra Semiconductor Corporation, Tundra Acquisition Corporation, Inc. and Tundra Semiconductor Corporation on behalf of Tundra Semiconductor (India) Private Limited (incorporated by reference to Exhibit 2.1 to Alliance’s Current Report on Form 8-K filed with the Commission on April 19, 2006).

99.1	Press Release dated May 8, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANCE SEMICONDUCTOR CORPORATION
Date: May 8, 2006	By:	/s/ Melvin L. Keating
Melvin L. Keating
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Asset Purchase Agreement dated April 18, 2006 by and among Alliance Semiconductor Corporation, Chip Engines (India) Private Limited, Tundra Semiconductor Corporation, Tundra Acquisition Corporation, Inc. and Tundra Semiconductor Corporation on behalf of Tundra Semiconductor (India) Private Limited (incorporated by reference to Exhibit 2.1 to Alliance’s Current Report on Form 8-K filed with the Commission on April 19, 2006).

99.1	Press Release dated May 8, 2006.